ALLIANCE GLOBAL ENVIRONMENT FUND

ANNUAL REPORT
OCTOBER 31, 1995

AN INVESTMENT WITH A CLEAR FUTURE



LETTER TO SHAREHOLDERS                   ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

December 4, 1995

Dear Shareholder:

For the fiscal year ended October 31, 1995, Alliance Global Environment Fund's net asset value increased to $12.37 per share from $11.74 on October 31, 1994, and the Fund achieved a total return of +5.37% on a net asset value basis. Over the same period, the FASC Global Environmental Stock Index, which includes the U.S., Japan and Europe, returned -3.00%.

A number of changes have occurred since we last reported to you in April. Specifically, Jeremy Kramer has assumed responsibility for the Fund's portfolio management. Mr. Kramer, who joined Alliance Capital in 1994 as an analyst following railroads, trucking companies and conglomerates, is currently a portfolio manager and analyst for the Hudson River Group, one of Alliance's three large domestic portfolio teams. Prior to joining Alliance, he was with Neuberger & Berman for six years, where as an analyst he followed railroads, conglomerates and environmental services. Mr. Kramer earned an M.B.A. degree from Harvard University.

INVESTMENT ACTIVITY
Other changes to the portfolio reflect an effort to better align the Fund with our current market perspective. We have increased the weighting in domestic solid waste companies due to improving fundamentals such as positive pricing trends, volume growth and accelerating acquisition activity. We added to the Fund's positions in WMX Technologies and USA Waste, and initiated positions in Browning-Ferris, Continental Waste and Republic Industries (formerly Republic Waste).

A new investment area for the Fund is in companies manufacturing graphite electrodes for the steel minimill industry. This area, represented by positions in UCAR International (U.S.) and SGL Carbon (Germany), provides a critical material enabling minimills to recycle scrap steel. The graphite electrode industry, which has consolidated over the past several years, enjoys high operating rates and pricing flexibility.

In looking for new areas of investment opportunities for the Fund, we prefer companies and industries that are driven by economics and/or an established regulatory framework. Investing in anticipation of regulatory changes can be disappointing due to political risks and the uncertainties of the legislative and regulatory process. For example, revenues and earnings in the solid waste industry are driven primarily by the basic economics of collection and disposal of residential and commercial garbage rather than anticipated regulatory changes.

We begin the Fund's new fiscal year with an optimistic outlook as the portfolio is well positioned to take advantage of the growth components of the environmental services industry as well as diversified to include special situation investments in companies that are beneficiaries of global environmental concerns. Thank you for your continued interest and investment in Alliance Global Environment Fund.

Sincerely,

John D. Carifa
Chairman and President


1



TEN LARGEST HOLDINGS
OCTOBER 31, 1995                         ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                                        PERCENT
                                                                         OF NET
COMPANY                                                     U.S.$VALUE   ASSETS
-------------------------------------------------------------------------------
ITT CORP.-Is a diversified conglomerate with a wide
range of subsidiaries. The Company maintains life,
property and casualty insurance, conducts consumer
and commercial lending operations.                         $ 5,635,000     6.6%

AUSTRALIS MEDIA LTD. (common & cv. note)-Supplies
subscription television services and audio programming.      4,124,113     4.8

USA WASTE SERVICES, INC.-Provides solid waste
management services to municipal, commercial, industrial
and residential customers in the United States.              3,738,000     4.4

SITA (common, warrants & cv. bonds)-
France's largest hazardous waste landfill operator           3,678,157     4.3

GENERALE DES EAUX (common & cv. bonds)-
Major French water company with solid and liquid
waste disposal capabilities                                  3,454,614     4.0

UCAR INTERNATIONAL, INC.-The company manufactures
graphite and carbon electrodes.                              3,371,550     4.0

UNION PACIFIC CORP.-Operates a railroad, a motor
freight business and mining business. It also produces
oil, gas, coal and iron and provides hazardous waste
management services.                                         3,334,125     3.9

CYTEC INDUSTRIES, INC.-Manufactures and markets
chemical and specialty materials.                            3,285,000     3.9

SGL CARBON AG-Its principal products are graphite
electrodes, high-purity graphite, specialty graphite,
graphite foils, carbon fibres and process equipment.         3,280,145     3.8

WMX TECHNOLOGIES, INC.-Provides comprehensive
waste management services to industrial and commercial
customers in North America.                                  3,234,375     3.8
                                                           $37,135,079    43.5%


2



INDUSTRY DIVERSIFICATION
OCTOBER 31, 1995 (UNAUDITED)             ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                                  PERCENT OF
                                                  U.S.$VALUE      NET ASSETS
----------------------------------------------------------------------------
Banking                                          $   806,250          0.9%
Broadcasting & Cable                               4,124,113          4.8
Building & Related                                   479,955          0.5
Chemicals                                         14,600,394         17.1
Computer Software                                    147,000          0.2
Diversified                                        5,635,000          6.6
Electronics                                        1,836,000          2.1
Energy                                             2,368,125          2.8
Machinery                                          2,360,996          2.8
Mining & Metals                                    4,417,800          5.2
Multi-Industry                                     7,060,864          8.3
Pollution Control                                 30,671,905         35.9
Transportation                                    10,070,056         11.8
Total Investments(excluding commercial paper)     84,578,458         99.0
Cash and other assets, net of liabilities            838,309          1.0
Net Assets                                       $85,416,767        100.0%


3



PORTFOLIO OF INVESTMENTS
OCTOBER 31, 1995                         ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

COMPANY                                         SHARES      U.S.$VALUE
----------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.4%
AUSTRALIA-4.0%
Australis Media Ltd.*                         3,050,000     $2,276,870
Brambles Industries Ltd.                        110,000      1,169,743
                                                             3,446,613

CANADA-2.1%
Laidlaw, Inc.                                   138,000      1,249,627
Laidlaw, Inc. Cl. B.(a)                          60,000        540,000
                                                             1,789,627

FRANCE-7.9%
Generale Des Eaux                                36,000      3,345,328
L'Air Liquide*                                      189         31,687
SITA*                                            18,258      3,131,969
  warrants expiring 5/31/96*                        383        115,895
  warrants expiring 5/31/97*                        953        118,662
                                                             6,743,541

GERMANY-3.9%
SGL Carbon AG                                    50,000      3,280,145
JAPAN-2.8%
Ebara Corp.                                     170,000      2,360,996

NETHERLANDS-0.7 %
Beheersmaatschappij J. Amerika N.V.*(b)         165,000        627,635

UNITED KINGDOM-3.7%
Allied Colloids Group Plc.                    1,245,000      2,617,734
Babcock International Group Plc.
  Restricted Shares(c)                          181,794        479,955
Caird Group Plc.*                               750,000         47,427
                                                             3,145,116

UNITED STATES-71.3%
Allied Waste Industries, Inc.                   150,000     $1,256,250
ATC Environmental, Inc.*                        150,000      2,062,500
BHA Group, Inc. Cl. A.                          125,000      1,750,000
Browning-Ferris Industries, Inc.                 59,000      1,718,375
Burlington North Santa Fe Corp.                  35,500      2,977,563
Citicasters, Inc. Cl. A.                         50,000      1,543,750
Continental Waste Industries*                    50,000        862,500
Cytec Industries, Inc.*                          60,000      3,285,000
Dionex Corp. *                                   34,000      1,836,000
DST Systems, Inc.*                                7,000        147,000
Envirosource, Inc.*                             460,000      1,207,500
FMC Gold Co.                                    270,000      1,046,250
Freeport-McMoran, Inc.                           47,500      1,775,312
Harding Associates, Inc.*                       200,000      1,375,000
Hercules, Inc.                                   44,000      2,348,500
IMC Global, Inc.                                 24,000      1,680,000
International Technology Corp.*                 461,300      1,268,575
ITT Corp.                                        46,000      5,635,000
Monsanto Co.                                     21,000      2,199,750
Newpark Resources, Inc.                          95,000      1,508,125
Republic Waste Industries, Inc.                  40,000        860,000
Roosevelt Financial Group, Inc.                  50,000        806,250
Sanifill, Inc.*                                  40,000      1,260,000
Ucar International, Inc.*                       118,300      3,371,550
Union Pacific Corp.*                             51,000      3,334,125
USA Waste Services, Inc.*                       178,000      3,738,000
Wellman, Inc.                                    52,000      1,222,000


4



                                         ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                             SHARES, UNITS
                                             OR PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S.$VALUE
----------------------------------------------------------------------
Wheelabrator Technologies, Inc.                 210,000    $ 3,018,750
WMX Technologies, Inc.                          115,000      3,234,375
Xtra Corp.                                       59,000      2,588,625
                                                            60,916,625
Total Common Stocks (cost $79,613,222)                      82,310,298

CONVERTIBLE BONDS-2.6%
AUSTRALIA-2.2%
Australis Media Ltd. Conv. Note*             AU$  2,500      1,847,243

FRANCE-0.4%
Generale Des Eaux
  6.00%, 1/01/98(d)                                 166        109,286



                                               UNITS OR
                                               PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S.$VALUE
----------------------------------------------------------------------
SITA
  7.00%, 5/16/99(e)                                 383    $   311,631
                                                               420,917
Total Convertible Bonds (cost $2,133,266)                    2,268,160

COMMERCIAL PAPER-6.6%
Merrill Lynch & Co., Inc.
  Zero Coupon, 11/01/95
  (amortized cost $5,648,000)                US$  5,648      5,648,000

TOTAL INVESTMENTS-105.6%
  (cost $87,394,488)                                        90,226,458
Other assets less liabilites-(5.6)%                         (4,809,691)

NET ASSETS-100%                                            $85,416,767


*    Non-income producing security.

(a)  U.S. $ denominated security.

(b)  Restricted security, valued at fair value. (See Notes A and E.)

(c) This security has not been registered under the Securities Act of 1933. This security may be resold in transactions pursuant to Rule 904 of the Act. At October 31, 1995 this security represented 0.6% of net assets.

(d) Security denominated in units; each unit represents a principal amount of 2,850 frf.

(e) Security denominated in units; each unit represents a principal amount of 4,000 frf.

     Pollution Control Bonds represents 35.9% of net assets at October 31, 1995. See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995                         ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $87,394,488)           $90,226,458
  Cash                                                                 500,351
  Receivable for investment securities sold                          1,976,178
  Dividends and interest receivable                                    125,725
  Prepaid expenses                                                       3,044
  Total assets.                                                     92,831,756

LIABILITIES
  Payable for investment securities purchased                        7,202,509
  Management fee payable                                                79,651
  Accrued expenses                                                     132,829
  Total liabilities                                                  7,414,989

NET ASSETS                                                         $85,416,767

COMPOSITION OF NET ASSETS
  Capital stock, at par                                            $    69,072
  Additional paid-in capital                                        95,285,958
  Undistributed net investment income                                  116,215
  Accumulated net realized loss on investments                     (12,888,093)
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                      2,833,615
                                                                   $85,416,767

NET ASSET VALUE PER SHARE(based on 6,907,169 shares outstanding)        $12.37


See notes to financial statements.


6



STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1995              ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends(net of foreign taxes withheld of $60,426)  $1,306,264
  Interest                                                135,228   $1,441,492

EXPENSES
  Advisory fee                                            890,857
  Custodian                                               110,780
  Directors' fees                                          69,772
  Audit and legal                                          68,107
  Transfer agency                                          36,066
  Printing                                                 24,165
  Registration                                             15,502
  Amortization of organization expenses                     5,951
  Miscellaneous                                            49,347
  Total expenses                                                     1,270,547
  Net investment income                                                170,945

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                         403,097
  Net realized loss on foreign currency transactions                   (54,730)
  Net change in unrealized appreciation (depreciation) of:
    Investments                                                      3,804,384
    Foreign currency denominated assets and liabilities                 (8,487)
  Net gain on investments and foreign currency transactions          4,144,264

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $4,315,209


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS       ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

                                                      YEAR ENDED    YEAR ENDED
                                                      OCTOBER 31,   OCTOBER 31,
                                                          1995          1994
                                                     ------------  ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income (loss)                       $   170,945   $   (27,643)
  Net realized gain (loss) on investments and
    foreign currency transactions                        348,367      (784,439)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities        3,795,897     6,108,242
  Net increase in net assets from operations           4,315,209     5,296,160

NET ASSETS
  Beginning of year                                   81,101,558    75,805,398
  End of year(including undistributed net investment
    income of $116,215 at October 31, 1995)          $85,416,767   $81,101,558


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1995                         ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Global Environment Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
All securities listed on an exchange for which market quotations are readily available are valued at the closing price on the exchange on the day of valuation or, if no such closing price is available, at the mean of the last bid and ask price quoted on such day. Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date.

Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued. Net realized loss on foreign currency transactions of $54,730 represents net foreign exchange gains or losses from holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities of ($8,487) represents net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at fiscal year end exchange rates.

3. ORGANIZATION EXPENSES
Organization expenses of approximately $50,000 have been deferred and have been amortized on a straight-line basis through May, 1995.

4. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for U.S. income or excise taxes are required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

5. INVESTMENT INCOME AND SECURITY TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Security transactions are accounted for on the date securities are purchased or sold. Security gains and losses are determined on the identified cost basis. The Fund accretes discounts as adjustments to interest income.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

7. RECLASSIFICATION OF NET ASSETS
As of October 31, 1995 differences totalling ($54,730) was reclassified from accumulated net realized loss on investments to undistributed net investment income. This reclassification was the result of permanent book to tax differences resulting from foreign currency losses and had no effect on net assets.

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management L.P., "Investment Manager," a fee, calculated weekly and paid monthly, at an annualized rate of 1.10% of the Fund's average


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

weekly net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average weekly net assets, and .80 of 1% of the Fund's average weekly net assets over $200 million. Brokerage commissions paid on securities transactions for the year ended October 31, 1995, amounted to $347,909, none of which was paid to affiliated brokers.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) aggregated $86,128,136 and $85,816,408 respectively, for the year ended October 31, 1995. At October 31, 1995, the cost of securities for federal income tax purposes was $87,641,669. Accordingly, gross unrealized appreciation of investments was $7,277,856 and gross unrealized depreciation of investments was $4,693,067 resulting in net unrealized appreciation of $2,584,789 (excluding foreign currency transactions). At October 31, 1995, the Fund had a capital loss carryforward of $12,640,912 of which $1,025,909 expires in 1999, $7,554,180 expires in 2000, $3,250,951 expires in 2001 and $809,872 expires in
2002.

The Fund utilized a capital loss carryover of $650,278 to offset gains realized during the year ended October 31, 1995. No capital gain distribution is expected to be paid to shareholders until future net gains have been realized in excess of the loss carry over.

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized. Of the 6,907,169 shares outstanding at October 31, 1995, the Investment Manager owned 7,169 shares.

NOTE E: RESTRICTED SECURITY

                                               DATE ACQUIRED      COST
                                               -------------    --------
Beheersmaatchappij J. Amerika N.V                 3/19/91       $529,926


The security shown above is restricted as to sale and has been valued at fair value in accordance with the procedures in Note A.
The value of this security at October 31, 1995 was $627,635 representing 0.7% of net assets.

NOTE F: QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                         NET REALIZED
                                        AND UNREALIZED        NET INCREASE
                                        GAIN (LOSS) ON         (DECREASE)
                                        INVESTMENTS AND      IN NET ASSETS
                     NET INVESTMENT    FOREIGN CURRENCY      RESULTING FROM      MARKET PRICE
                      INCOME (LOSS)      TRANSACTIONS          OPERATIONS           ON NYSE
                    ---------------   -----------------   ------------------  -----------------
                     TOTAL     PER      TOTAL      PER      TOTAL      PER
QUARTER ENDED        (000)    SHARE     (000)     SHARE     (000)      SHARE    HIGH       LOW
-----------------   ------   ------   --------   ------   --------   -------  -------   -------
October 31, 1995     $(76)   $(.01)   $(1,008)   $(.15)   $(1,084)    $(.16)   $ 9.875   $9.250
July 31, 1995         203      .03      5,159      .75      5,362       .78    $ 9.750   $9.000
April 30, 1995         33      .01      6,207      .90      6,240       .91    $ 9.125   $8.500
January 31, 1995       11      .00     (6,214)    (.90)    (6,203)     (.90)   $ 9.125   $8.625
                     $171    $ .03    $ 4,144    $ .60    $ 4,315     $ .63

October 31, 1994     $(69)   $(.01)   $ 1,176    $ .17    $ 1,107     $ .16    $10.250   $9.250
July 31, 1994         131      .02      1,392      .20      1,523       .22    $ 9.875   $9.250
April 30, 1994          1      .00      5,761      .84      5,762       .84    $10.375   $9.000
January 31, 1994      (91)    (.01)    (3,005)    (.44)    (3,096)     (.45)   $10.500   $9.250
                     $(28)   $(.00)   $ 5,324    $ .77    $ 5,296     $ .77


10



FINANCIAL HIGHLIGHTS                     ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                            YEAR ENDED OCTOBER 31,
                                           --------------------------------------------------------
                                              1995        1994        1993        1992        1991
                                           ---------   ---------   ---------   ---------   --------
Net asset value, beginning of year          $11.74      $10.97      $10.78      $13.12      $12.46

INCOME FROM INVESTMENT OPERATIONS
Net investment income                          .03          -0-        .01         .01         .13
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                        .60         .77         .18       (2.17)        .87
Net increase (decrease) in net asset
  value from operations                        .63         .77         .19       (2.16)       1.00

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            -0-         -0-         -0-       (.10)       (.25)
Distributions from net realized gain on
  securities, options and foreign
  currency transactions                         -0-         -0-         -0-       (.08)       (.09)
Total dividends and distributions               -0-         -0-         -0-       (.18)       (.34)
Net asset value, end of year                $12.37      $11.74      $10.97      $10.78      $13.12
Market value, end of year                   $ 9.375     $ 9.50      $ 9.25      $ 9.50      $11.375

TOTAL RETURN
Total investment return based on: (a)
  Market value                               (1.32)%      2.70%      (2.63)%    (15.22)%     17.38%
  Net asset value                             5.37%       7.02%       1.76%     (16.59)%      8.66%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)    $85,416     $81,102     $75,805     $74,442     $90,612
Ratio of expenses to average net assets       1.57%       1.67%       1.62%       1.63%       1.49%
Ratio of net investment income (loss)
to average net assets                          .21%       (.04)%       .15%        .10%        .95%
Portfolio turnover rate                        109%         42%         25%         41%         32%


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in years where there is an increase in the discount or a decrease in the premium of the market value to the net value in years where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such years.


11



REPORT OF ERNST &YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
We have audited the accompanying statement of assets and liabilities of Alliance Global Environment Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain resonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Global Environment Fund, Inc. at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.

Ernst & Young LLP

New York, New York
December 8, 1995



FOREIGN TAX CREDIT (UNAUDITED)
-------------------------------------------------------------------------------
The Fund has elected to give the benefit to its shareholders of foreign taxes that have been paid and/or withheld. For the fiscal year ended October 31, 1995, this amounted to $60,426. Although the Fund has made the election required to make this credit available, the amount of allowable tax credit is subject to limitation under the Internal Revenue Code.

A notification reflecting the per share amount to be used by taxpayers on their federal income tax return will be mailed to shareholders in January 1996.


12



ADDITIONAL INFORMATION                   ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"), State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

  (I) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

  (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common stock in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Plan Agent may exceed the net asset value of the Fund's shares of Common Stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund. The person primarily responsible for the day-to-day management of the Fund's portfolio has changed to Jeremy Kramer, a Vice President of the Fund.


13



ADDITIONAL INFORMATION (CONTINUED)       ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Alliance Global Environment Fund, Inc. was held on Tuesday, June 20, 1995. The description of each proposal and number of shares voted at the meeting are as follows:


                                                                   SHARES VOTED
                                                            SHARES     WITHOUT
                                                           VOTED FOR  AUTHORITY
                                                           ---------  ---------
1.To elect directors: David H. Dievler                     5,034,848   510,610
                      The Hon. James D. Hodgson            5,039,123   506,335
                      Alan Stoga                           5,017,720   527,738


                                                             SHARES    SHARES
                                                   SHARES     VOTED     VOTED
                                                  VOTED FOR  AGAINST   ABSTAIN
                                                  ---------  -------   -------
2.To ratify the selection of Ernst & Young LLP
  as the Fund's independent auditors for the
  Fund's fiscal year ending October 31, 1995:     5,396,925   88,634    59,899


14



                                         ALLIANCE GLOBAL ENVIRONMENT FUND, INC.
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
DAVID H. DIEVLER
JOHN H. DOBKIN
W.H. HENDERSON
THE HON. JAMES D. HODGSON
STIG HOST
RICHARD M. LILLY
ALAN STOGA
THE HON. JOHN C. WEST
ROBERT C. WHITE

OFFICERS
THOMAS J. BARDONG, VICE PRESIDENT
NICHOLAS CROSSLAND, VICE PRESIDENT
JEREMY KRAMER, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
PATRICK J. FARRELL, CONTROLLER

CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.
40 Water Street
Boston, MA 02109-3661

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

TRANSFER AGENT, DIVIDEND-
PAYING AGENT AND REGISTRAR
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110-1520


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of Alliance Global Environment Fund for their information. This is not a prospectus, circular or representation intented for use in the purchase of shares of the Fund or any securities mentioned in this report.


15



ALLIANCE GLOBAL ENVIRONMENT FUND
Summary of General Information

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation "ALLGIE". The Fund's NYSE trading symbol is "AEF". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL and each Saturday in THE NEW YORK TIMES and BARRON'S, and other newspapers in a table called "Publicly Traded Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT PLAN
All shareholders whose Shares are registered in their own names will have all distributions reinvested automatically in additional Shares, unless a shareholder elects to receive cash. Shareholders whose Shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional Shares under the Plan, unless the automatic reinvestment service is not provided by the particular broker or nominee, or the Shareholder elects to receive distributions in cash. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.


ALLIANCE GLOBAL ENVIRONMENT FUND
1345 Avenue of the Americas
New York, New York 10105

ALLIANCECAPITAL
MUTUAL FUNDS WITHOUT THE MYSTERY.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.


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